Derivative Instruments	6 Months Ended
Jun. 30, 2015
Derivative instruments and hedging activities disclosure abstract
Derivative Instruments And Hedging Activities Disclosure Text Block

NOTE 7: DERIVATIVE INSTRUMENTS

Financial derivatives are reported at fair value in other assets or other liabilities on the accompanying Consolidated Balance Sheets. The accounting for changes in the fair value of a derivative depends on whether it has been designated and qualifies as part of a hedging relationship. For derivatives not designated as part of a hedging relationship, the gain or loss is recognized in current earnings within other noninterest income on the accompanying consolidated statements of earnings. From time to time, the Company may enter into interest rate swaps (“swaps”) to facilitate customer transactions and meet their financing needs. Upon entering into these swaps, the Company enters into offsetting positions in order to minimize the risk to the Company. These swaps qualify as derivatives, but are not designated as hedging instruments.

Interest rate swap agreements involve the risk of dealing with counterparties and their ability to meet contractual terms. When the fair value of a derivative instrument is positive, this generally indicates that the counterparty or customer owes the Company, and results in credit risk to the Company. When the fair value of a derivative instrument is negative, the Company owes the customer or counterparty and therefore, has no credit risk.

A summary of the Company’s interest rate swap agreements at June 30, 2015 and December 31, 2014 is presented below.

		Other	Other
		Assets	Liabilities
		Estimated	Estimated
(Dollars in thousands)	Notional	Fair Value	Fair Value
June 30, 2015:
Pay fixed / receive variable	$4,492	—	552
Pay variable / receive fixed	4,492	552	—
Total interest rate swap agreements	$8,984	552	552
December 31, 2014:
Pay fixed / receive variable	$4,667	—	634
Pay variable / receive fixed	4,667	634	—
Total interest rate swap agreements	$9,334	634	634